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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 21, 1998

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                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE            1-12387          76-0515284
    (State or Other       (Commission      (IRS Employer
      Jurisdiction        File Number)     Identification
   of Incorporation)                          Number)
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
          1275 KING STREET                06831
       GREENWICH, CONNECTICUT          (Zip Code)
   (Address of Principal Executive
              Offices)
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       Registrant's telephone number, including area code: (203) 863-1000

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ITEM 5. OTHER EVENTS.

     On July 21, 1998, Tenneco Inc. (the "Registrant") announced its earnings in the quarter ended June 30, 1998 and other matters.

     On July 21, 1998, the Registrant also announced strategic actions, as described in the news release filed herewith as Exhibit 99.2.

     Copies of the Registrant's news releases are attached as exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

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
EXHIBIT NO.                            DESCRIPTION
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
   99.1        Press Release issued July 21, 1998 by Tenneco Inc. regarding earnings of Tenneco Inc. for the quarter ended June 30, 1998 and other matters.
   99.2        Press release issued July 21, 1998 by Tenneco Inc.
               announcing strategic actions.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.

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
Date: August 3, 1998                                     By: /s/ KARL A. STEWART
                                                             ----------------------------------------------------
                                                               Karl A. Stewart
                                                               Vice President and Secretary
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                            DESCRIPTION
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
   99.1        Press Release issued July 21, 1998 by Tenneco Inc. regarding earnings of Tenneco Inc. for the quarter ended June 30, 1998 and other matters.
   99.2        Press release issued July 21, 1998 by Tenneco Inc.
               announcing strategic actions.
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